UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019 (June 26, 2019)

Goldman Sachs Private Middle Market Credit II LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56052	83-3053002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On June 26, 2019, Goldman Sachs Private Middle Market Credit II LLC (the “Company”) entered into an agreement with People’s United Bank National Association and MUFG Union Bank, N.A., as administrative agent (the “People’s United Joinder Agreement”), pursuant to which People’s United Bank National Association agreed to become a lender with a $50 million commitment under the accordion feature in the Company’s senior secured revolving credit agreement, dated as of May 7, 2019, among the Company, as borrower, the lenders party thereto, and MUFG Union Bank, N.A., as administrative agent (as amended or otherwise modified, the “Revolving Credit Facility”).

The People’s United Joinder Agreement increased the aggregate commitments under the Revolving Credit Facility from $125 million to $175 million. The accordion feature of the Revolving Credit Facility would allow the Company, subject to the requirements thereof, to increase the aggregate commitments under the Revolving Credit Facility to a maximum of $500 million.

The foregoing descriptions are only a summary of the material provisions of the People’s United Joinder Agreement and are qualified in their entirety by reference to a copy of the People’s United Joinder Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Joinder Agreement, dated as of June 26, 2019, by People’s United Bank National Association, as Subsequent Lender, in favor of the Company, as borrower, and MUFG Union Bank, N.A., as administrative agent under the Revolving Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Private Middle Market Credit II LLC

Date: July 1, 2019	By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory